                                                                    EXHIBIT 10.4

                     AUCTION HOSTING AND SERVICES AGREEMENT


     THIS AUCTION HOSTING AND SERVICES AGREEMENT (the "Agreement"), is made and entered into effective as of May 26, 1999 (the "Effective Date") by and between OPENSITE TECHNOLOGIES, INC., a Delaware corporation ("OpenSite"), and Centrack International, Inc., a Delaware corporation (the "Client").

     WHEREAS, OpenSite develops and markets certain computer software products know as OpenSite Auction for creating and operating Internet-based auctions (the "Software") and develops, hosts, and maintains auctions for its clients using the Software; and

     WHEREAS, the Client desires for OpenSite to develop, host, and maintain a public auction for the Client upon the terms and conditions herein.

     NOW THEREFORE, in consideration of the mutual agreements and representations and warranties set forth herein, OpenSite and the Client hereby agree as follows:

1.   Definitions.

     (a) Acceptance Tests. The term "Acceptance Tests" shall have the meaning set forth in Section 2(d) hereof.

     (b) Auction Items. The term "Auction Items" shall mean all products or other items or services offered by the Client for auction on the Auction Site.

     (c) Auction Policies. The term "Auction Policies" shall mean OpenSite's policies governing the Auction Site and the conduct of Internet-based auctions, as amended from time to time by OpenSite within its sole discretion and upon notice to the Client. A copy of such policies as in effect as of the Effective Date is attached hereto as Exhibit A.

     (d) Auction Services. The term "Auction Services" shall mean OpenSite's business of making the Software available through an outsourcing arrangement and services for use by the "Client's Customers," as defined herein, through the "Internet," as defined herein, with the features as set forth on Exhibit B attached hereto.

     (e) Auction Site. The term "Auction Site" shall mean the web pages constituting the Client's site on the Internet through which the Auction items and the Auction Services are made accessible to the Client's Customers.

     (f) Client Content. The term "Client Content" shall mean all information provided by the Client to be included on the Auction Site, including without limitation, listings and descriptions of the Auction Items, animations, Images, trademarks, logos, photographs, sounds, texts, and video segments.

     (g) Client's Customers. The term "Client's Customers" shall mean any person authorized by the Client to have access to, or participate in, the Auction Site.

     (h) Errors. The term "Errors" shall mean any failure of the Auction Site to conform to the "Specifications," as defined herein. Notwithstanding the foregoing, any nonconformity resulting from the alteration or misuse by the Client, the Client's Customers, or any other third party shall be not an Error.

     (i) Internet. The term "Internet" shall mean the principal international network interconnecting computers and other networks through the Internet Protocol and all web pages and web sites that can be accessed thereby.

     (j) Prohibited Content. The term "Prohibited Content" shall mean all information included in the Client Content, that OpenSite reasonably determines, within its sole discretion to be: (i) obscene, in poor taste, or otherwise socially objectionable; (ii) false, misleading, or libelous; (iii) in violation of any international, federal, state, or local law, statute, regulation, or rule; or (iv) infringing upon or in violation of any copyright, patent, service mark, trademark, or any other intellectual or proprietary right of any third party.

     (j)  Schedule.  The term "Schedule" shall have the meaning set forth in
Section 2(a) hereof.

     (k) Search Service. The term "Search Service" shall have the meaning set forth in Section 2(g) hereof.

     (l) Specifications. The term "Specifications" shall have the meaning set forth in Section 2(a) hereof.

     (m) Term. The term "Term" shall have the meaning set forth in Section 11(a) hereof.

     (n) Web Server. The term "Web Server" shall mean all of the shared hardware and software that are located at OpenSite's location or at such location as may be designated by OpenSite that are necessary to host the Auction Site and to make the Auction Site available to the Client's Customers on the Internet.

2.   Development of Auction Site.

     (a) Development of Auction Site. As soon as practicable after the Effective Date, OpenSite and the Client shall mutually agree on: (i) the functional specifications, the graphics, and the "look and feel" of the Auction Site all of which shall be attached hereto as Exhibit C (the "Specifications") and (ii) the schedule for the development by OpenSite of the Auction Site which shall be attached hereto as Exhibit D (the "Schedule"). OpenSite shall use its commercially reasonable efforts to develop the Auction Site in accordance with the Schedule. The Client hereby acknowledges and agrees that OpenSite shall be solely responsible for the method and manner in which OpenSite develops the Auction Site. If the Specifications provide for any custom development work, the Client shall pay OpenSite for such custom development work in accordance with OpenSite's standard fees and hourly rates, a copy of which is attached hereto as Exhibit E.

     (b) Changes to the Specifications. If the Client desires to change the Specifications, the Client shall immediately notify OpenSite. All such changes to the Specifications shall be made by OpenSite pursuant to the terms and conditions of a separate Consulting Services Agreement and not pursuant to the terms and conditions of this Agreement. The Client hereby acknowledges and agrees that such changes to the Specifications may result in one or more of the following: (i) changes to the Schedule; (ii) delays in the development of the Auction Site; or (iii) custom development work.

     (c) Client Content. The Client shall provide the Client Content required for the development of the Auction Site to OpenSite in accordance with the Schedule. The Client hereby acknowledges and agrees that it shall be solely responsible for the accuracy and completeness of the Client Content. The Client hereby acknowledges and agrees that OpenSite shall not have any duty or obligation to review the Client Content or to confirm its accuracy or completeness. Notwithstanding the foregoing, The


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
Client hereby acknowledges and agrees that OpenSite may refuse to include in the Auction Site any Client Content that OpenSite reasonably determines, within its sole discretion, to be or to include Prohibited Content.

     The Client hereby grants OpenSite a non-exclusive and royalty-free license during the Term to use the Client Content in connection with the Auction Site as contemplated by this Agreement. OpenSite hereby acknowledges and agrees that the Client Content and HTML modified version of the Client Content, is the sole and exclusive property of the Client or its licensors. Except for the limited license to use the Client Content, including the HTML modified version of the Client Content, set forth in the foregoing sentences. OpenSite has no rights in or to the Client Content, and OpenSite shall not, and it shall not permit any third party to, alter, copy, modify, or use the Client Content except as described in Section 2(g).

     (d) Acceptance Tests. Upon the completion of the development of the Auction Site, OpenSite shall provide the Client access to the Auction Site on the Web Server for the sole purpose of examining and testing the Auction Site. As soon as practicable thereafter, OpenSite and the Client shall examine the Auction Site and shall perform the acceptance test mutually agreed upon in the Specifications (the "Acceptance Tests") to determine whether the Auction Site materially conforms to the features and functions set forth in the Auction Services. If the Acceptance Tests reasonably establish that the Auction Site does not conform to the features and functions set forth in the Auction Services, then the Client shall notify OpenSite and OpenSite shall, at its sole cost and expense and as soon as practicable after receipt of such notice, make such changes as are reasonably necessary such that the Auction Site materially conforms to the features and functions set forth in the Auction Services. As soon as practicable thereafter, OpenSite and the Client shall reexamine the Auction Site and perform the Acceptance Tests to determine whether the Auction Site materially conforms to the features and functions set forth in the Auction Services. OpenSite and the Client shall repeat the foregoing procedures until such time as the Auction Site materially conforms to the features and functions set forth in the Auction Services.

     (e) Hosting. OpenSite shall host and operate the Auction Site on the Web Server, for and on behalf of the Client, solely for the purpose of running auctions of the Auction Items. OpenSite shall provide the Client storage capacity on the Web Server and necessary system and file back-up as set forth in the Specifications.

     (f) Auction Services. During the Term and subject to the terms and conditions hereof, OpenSite shall provide the Auction Services for and on behalf of the Client. During the Term, the Client hereby agrees to comply with the Auction Policies, as they amended from time to time by OpenSite within its sole discretion and upon notice to the Client.

     (g) Auction Listings. The Client hereby grants to OpenSite the right to access, reproduce, display and distribute a list of the Auction Items and the descriptions thereof provided by the Client through a central search service (the "Search Service") located on OpenSite's corporate site on the Internet or any other site on the Internet that is owned or controlled by OpenSite. The Client hereby acknowledges and agrees that the Search Service may contain listings and descriptions of auction items of other OpenSite clients or customers and which may include listings of similar or competing auction items by competitors of the Client. OpenSite shall ensure that Client site is referenced each and every time Client Content is reproduced, displayed, distributed or access granted pursuant to this Section 2(g).

3.   MAINTENANCE OF THE AUCTION SITE AND TRAINING.

     (a) Continuous Operation. OpenSite shall use its commercially reasonable efforts to maintain the operation of the Web Server and access to the Auction Site by the Client's Customers continuously on a twenty four (24) hours a day three hundred and sixty five (365) day a year basis. Notwithstanding the foregoing, OpenSite may, from time to time, shut down the Web Server and the Auction Site during off-peak hours as reasonably determined by OpenSite in order to perform maintenance or install upgrades. OpenSite shall use its commercially reasonable efforts to provide reasonable notice to the Client of all such shut downs and to complete such maintenance and upgrades as soon as practicable.

     (b) Correction of Errors. OpenSite shall use its commercially reasonable efforts to maintain the Auction Site so that it continues to conform to the features and functions set forth in the Auction Services. OpenSite shall use its commercially reasonable efforts to correct all Errors as soon as practicable after receipt of notice thereof from the Client.

     (c) Operation. If OpenSite, despite its commercially reasonable efforts, fails to keep its Web Server in operation for a period of five consecutive days, Client may terminate the Agreement 10 days following written notice to OpenSite.

4.   FEES.

     (a) Fee Schedule. In consideration of the services provided by OpenSite to the Client pursuant to this Agreement, the Client shall pay OpenSite the fees set forth on Exhibit F attached hereto. All such fees shall be due and payable by the Client to OpenSite in accordance with the payment terms and conditions set forth on Exhibit F attached hereto.

     (b) Taxes. The fees set forth on Exhibit F attached hereto do not include applicable local, state, or federal excise, personal property, sales, use, or other duties or taxes. The Client hereby acknowledges and agrees that it shall be solely responsible for the payment of all such applicable duties and taxes. The Client hereby further acknowledges and agrees that it shall be solely responsible for the collection, reporting and remittance of all applicable local, state or federal, sales, user or other duties or taxes on sales of the items listed on the Auction Site.

     (c)  Late Payment; Default in Payment. Any amount not paid within thirty
(30) days after the date due shall bear interest from the date due until paid at the rate of one and one-half percent (1-1/2%) per month or, if less, the highest rate allowed by applicable law.

5.   CLIENT OBLIGATIONS.

     In connection with the sale and purchase of all Auction Items on the Auction Site, the Client shall be solely responsible for: (i) shipping and delivering the Auction Items to the purchasers thereof; (ii) billing the purchasers for all amounts due; (iii) collecting all amounts due from the purchasers; and (iv) handling all purchaser complaints and questions. The Client acknowledges and agrees that OpenSite shall be responsible only for providing to the Client each purchaser's name, address, and email address as provided to OpenSite by such purchasers. The Client further acknowledges and agrees that OpenSite shall not have any liability or responsibility for any of the Auction Items, including without limitation, shipping, delivery, billing, collection, or purchaser complaints and questions. The Client further acknowledges and agrees that OpenSite shall not have any liability or responsibility for any auction conducted through any "Seller's Module" that is included in the Software.

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6.   REPRESENTATIONS AND WARRANTIES OF THE CLIENT. The Client hereby represents and warrants to OpenSite that:

     (a) The Client is a corporation duly organized, validly existing, and in good standing under the laws of the State of its incorporation, and has all requisite power and authority to execute and deliver this Agreement and to perform its duties and obligations hereunder.

     (b) The execution and delivery of this Agreement by the Client has been approved by all necessary action.

     (c) This Agreement constitutes a valid and binding agreement of the Client enforceable against it in accordance with its terms, except to the extent that the same may be affected by bankruptcy or other insolvency laws affecting the rights of creditors generally.

     (d)  The Client Content does not and shall not contain any Prohibited
Content.

     (e) The Client either: (i) is the sole owner of the Client Content free and clear of all claims and rights of third parties or (ii) has all licenses from third parties that are necessary to grant OpenSite the license set forth in Section 2(c) to use the Client Content.

     (f) The Client owns all right, title and interest in and to the Auction Items listed for or has obtained all rights necessary for the sale of the Auction Items by the Client free and clear of all liens, security interests, and other encumbrances.

     (g) OpenSite is a corporation duly organized, validly existing in good standing under the laws of the state of its incorporation, and has all the requisite power and authority to execute and deliver this Agreement, and to perform its duties and obligations hereunder.

     (h) The execution and delivery of this Agreement by OpenSite has been approved by all necessary actions.

7.   DISCLAIMER AND LIMITATION OF LIABILITY

     (a) Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, OPENSITE DOES NOT MAKE ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND, EITHER EXPRESS, IMPLIED, OR STATUTORY REGARDING THE AUCTION SITE, THE SOFTWARE OR ANY SERVICES PROVIDED BY OPENSITE UNDER THIS AGREEMENT. OPENSITE HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES, EITHER EXPRESS, IMPLIED, OR STATUTORY, OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE REGARDING THE AUCTION SITE, THE SOFTWARE AND ANY SERVICES PERFORMED BY OPENSITE UNDER THIS AGREEMENT. OPENSITE DOES NOT MAKE ANY REPRESENTATIONS OR WARRANTIES REGARDING: (I) THE SUCCESS OF ANY AUCTION REQUESTED BY THE CLIENT AND HOSTED BY OPENSITE; (II) THE ACCURACY OR COMPLETENESS OF THE CLIENT CONTENT; (III) THE SECURITY OF THE AUCTION SITE; OR
(IV) THE QUALITY OR CONTINUITY OF THIRD PARTY TELECOMMUNICATIONS OR INFORMATION SYSTEMS OR SERVICES. THE CLIENT HEREBY ACKNOWLEDGES AND AGREES THAT THE INTERNET IS NOT CONTROLLED, OPERATED, OR OWNED BY A SINGLE ENTITY, AND AS A RESULT, OPENSITE DOES NOT MAKE ANY REPRESENTATION OR WARRANTY THAT ANY CLIENT CUSTOMER SHALL BE ABLE TO ACCESS THE AUCTION SITE AT ANY PARTICULAR TIME.

     (b) Limitation of Liability. THE AGGREGATE AMOUNT OF OPENSITE'S LIABILITY HEREUNDER TO THE CLIENT SHALL BE THE AGGREGATE AMOUNT OF ALL FEES PAID BY THE CLIENT TO OPENSITE FOR THE (3) THREE MONTH PERIOD IMMEDIATELY PRECEDING ANY CLAIM HEREUNDER. OPENSITE SHALL NOT BE LIABLE TO THE CLIENT FOR CONSEQUENTIAL, INCIDENTAL, SPECIAL, OR EXEMPLARY DAMAGES, INCLUDING LOST PROFITS OR LOSS OF USE, EVEN IF OPENSITE IS NOTIFIED OF THE LIKELIHOOD OF SUCH DAMAGES. OPENSITE SHALL NOT BE LIABLE TO THE CLIENT FOR DAMAGES RESULTING FROM A THIRD PARTY ACCESSING THE WEB SERVER OR THE AUCTION SITE.

8.   CONFIDENTIALITY

     OpenSite and the Client hereby acknowledge and agree that all information provided to the other during the Term constitutes the proprietary and valuable property of the disclosing party (the "Confidential Information"). Except as required in connection with this Agreement, as required by law, or with the prior consent of the other party, during the Term and for a period of three (3) years after the expiration of the Term or termination of this Agreement, OpenSite and the Client shall not use, copy, recreate, or disclose the Confidential Information of the other party. OpenSite and the Client shall use their respective best efforts to ensure and preserve the confidentiality of the other party's Confidential Information. Upon the expiration of the Term or the termination of this Agreement, OpenSite and the Client shall return to the other all Confidential Information, and all of copies thereof, of the other party. Notwithstanding the foregoing, Confidential Information shall not include: (i) Information that at the time of its disclosure was or thereafter becomes part of the public domain through no act or omission of the receiving party; (ii) information that was in the receiving party's lawful possession prior to the time of the disclosure; (iii) Information that is thereafter lawfully disclosed to the receiving party by a third party under no obligation of confidentiality with respect to such information; and (iv) information that is thereafter independently developed by the receiving party without access to the Confidential Information of the other party as shown by written record maintained contemporaneously with such development.

9.   OWNERSHIP

     The Client hereby acknowledges and agrees that OpenSite owns all intellectual property rights in and to the Software and the Auction Sites, excluding the rights with respect to the Client Content that are retained or granted to the Client in Section 2(c) of this Agreement. The Client hereby acknowledges and agrees that this is an agreement for services only, and OpenSite does not grant to the Client any right, title, interest or license in or to the Software.

10.  INDEMNIFICATION

     (a) Indemnification by OpenSite. Subject to the provisions of Section 10(b) hereof, OpenSite shall defend and indemnify and hold harmless the Client and its directors, officers, employees, and agents against and with respect to all claims, lawsuits, liabilities, losses, costs, and expenses (including reasonable attorneys' fees) suffered or incurred by them as a result of: (i) any act or omission of OpenSite and its directors, officers, employees, and agents and (ii) any breach by OpenSite of any provision hereof.

     (b) Indemnification by the Client. The Client shall defend and indemnify and hold harmless OpenSite and its directors, officers, employees, and agents against and with respect to all claims, including without limitation, any tax claims or assessments, lawsuits, liabilities, losses, costs, and expenses (including reasonable attorneys' fees) suffered or incurred by them as a result of: (i) any act or omission of the Client and its directors, officers, employees, and agents; (ii) any breach by the Client of any provision hereof; and (iii) the sale of the Auction



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
Items by the Client, including without limitation the shipping, delivery, billing, and collection with respect to the Auction Items and the failure by Client to collect or pay any taxes or fees which it is obligated to pay in connection with the sale of the Auction Items.

     (c) Notice. A party claiming indemnification shall give the other party prompt written notice of all claims, provide reasonable cooperation in its investigation and defense, and permit the other party to defend the claims at its expense with legal counsel of its choice.

11.  Term and Termination

     (a) Term. Unless earlier terminated as provided herein, the initial term of this Agreement shall begin on the Effective Date and shall expire on June 1, 1999 (the "Term").

     (b) Termination by OpenSite. OpenSite may terminate this Agreement upon delivery of notice to the Client: (i) if the Client breaches any provision of this Agreement and such breach remains uncured for a period of thirty (30) days following the delivery by OpenSite to the Client of notice of such breach; (ii) if the Client becomes insolvent or makes a general assignment for the benefit of creditors; or (iii) if the Client files a petition in bankruptcy or an involuntary petition in bankruptcy is filed against it.

     (c) Termination by the Client. The Client may terminate this Agreement upon delivery of notice to OpenSite: (i) if OpenSite breaches any provision of this Agreement and such breach remains uncured to for a period of thirty (30) days following the delivery by Client to OpenSite of notice of such breach; (ii) if OpenSite becomes insolvent or makes a general assignment for the benefit of creditors; or (iii) if OpenSite files a petition in bankruptcy or an involuntary petition in bankruptcy is filed against it.

     (d)  Effect of Termination. Upon the termination or expiration of this
Agreement: (i) the Client shall pay all amounts due to OpenSite hereunder, and
(ii) OpenSite shall, upon request, return to the Client all of the Client Content, and the HTML modified version of the Client Content.

     (e) Termination of Auctions. OpenSite reserves the right to terminate, suspend, or limit access to any auction which it determines within its sole discretion: (i) contains Prohibited Content; (ii) involves illegal, infringing obscene, or offensive Auction items; or (iii) violates OpenSite's then current Auction Policies.

12.  Miscellaneous

     (a) Force Majeure. Neither OpenSite nor the Client shall be responsible for delays or failures to perform their respective duties and obligations hereunder to the extent that such delays or failures result from acts of God, strikes, lockouts, riots, war, epidemics, governmental regulations, fire, power failures, materials shortages, earthquakes, other natural elements, or any other act beyond such party's control. In addition, OpenSite shall not be responsible for delays or failures to perform its duties and obligations hereunder to the extent that such delays or failures result from changes in the Specifications by the Client pursuant to Section 2(b) hereof or the Client Content that does not conform to the Specifications.

     (b) Relationship of the Parties. For all purposes, OpenSite and the Client shall be deemed to be independent contractors and nothing contained herein shall be deemed to constitute a joint venture, partnership, employer-employee relationship, or other agency relationship.

     (c) Notices. All notices, consents, approvals, invoices, reports, and other communications to, upon, and between the parties shall be in writing and shall be deemed to have been given, delivered, made, and received when personally delivered, when sent by facsimile, with confirmation, when sent by a nationally recognized overnight delivery service, delivery charges prepaid, or when sent by certified mail, postage prepaid and return receipt requested, addressed to OpenSite at: 5315 Highgate Drive, Suite 102, Durham, North Carolina 27713, Facsimile Number (919) 544-9367, Attention: Jim Ford, and addressed to
the Client at:             , Facsimile Number          , Attention:

     (d) Effect. This agreement shall be binding upon and inure to the benefit of OpenSite and the Client and their respective successors and permitted assigns.

     (e) Entire Agreement. This Agreement, together with the several Exhibits hereto, constitutes the entire agreement between OpenSite and the Client with respect to the subject matter hereof and supercedes all or any prior written or oral understandings or agreements with respect to the subject matter hereof.

     (f) Defined Terms. Unless and except as the context requires otherwise, defined terms when used in this Agreement in the singular shall include the plural and when used in the plural shall include the singular.

     (g) Modification. No provision of this Agreement, including the provisions of this Section, and the Exhibits hereto, may be amended, modified, or deleted, except by an agreement in writing executed by OpenSite and the Client.

     (h) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision hereof.

     (i) No Assignment. Neither this Agreement nor any interest herein may be assigned by either OpenSite or the Client without the consent of the other; provided, however no such consent shall be required in connection with the sale of all or substantially all the assets or stock of a party, whether by merger, sale or otherwise.

     (j) Construction. This Agreement shall be construed and enforced in accordance with the laws of the State of North Carolina applicable to agreements that are executed, delivered, and performed entirely within such State without regard to the rules with respect to conflicts of laws.

     (k) Counterparts. This Agreement is executed and delivered by the parties in more than one counterpart, each of which shall be deemed to be an original, and all of which shall be deemed to be the same Agreement.

     (l) Headings. The underlined headings herein are for convenience only and shall not affect the interpretation of this Agreement.

     (m) Publicity. OpenSite may prepare press releases concerning the existence of this Agreement and may reference the Client and this Agreement in its advertising, sales promotions, trade shows, or other marketing material. Additionally, the Client agrees to have the Auction Site display a "Powered by OpenSite" logo as provided by OpenSite.

     IN WITNESS WHEREOF, this Agreement has been executed and delivered by OpenSite and the Client as of the Effective Date.


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

OPENSITE TECHNOLOGIES, INC.


By:    /s/ Tom Hanlon
      ----------------------
Title:  V.P. Sales
      ----------------------


CENTRACK INTERNATIONAL INC.


By:   /s/ John J. Lofquist
      ----------------------
Title:  President & CEO
      ----------------------



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
                                   EXHIBIT A
                                AUCTION POLICIES



THE FOLLOWING ARE THE STANDARD OPENSITE AUCTION HOSTING POLICIES:

     Number of categories and sub-categories limited to 100.
     Item images uploaded must be less than 50,000 bytes (50KB each).
     Single Auction duration must be at least 24 hours.
     Client must provide new auction item information at least 48 hours prior to an auction opening.
     Item information must be provided in the specified Item Upload file format.


THE FOLLOWING POLICY CHANGES MAY BE MADE:

     Total Number of categories and sub-categories up to 899
     Large item images
     Auctions shorter than 24 hours.


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

                                   EXHIBIT B
                                AUCTION SERVICES



THE FOLLOWING ADMINISTRATION SERVICES ARE PROVIDED AS PART OF THE CONCIERGE AUCTION SERVICES:
-    Software Installation and Configuration at hosting site
-    Initial Site Design not to exceed two (2) days
-    Web Server sizing, administration and maintenance 24hrs x 7days/week
- Daily uploading of auction items to the Auction Site based on the Client Content provided in the proper format
-    Issue auction results and reports including:
- Email notification to both Client and Winner (Client's customer) within 24 hours of auction closing
- Results and reports to include winning user information, shipping address and payment processing data within 2 business days of an auction closing.
-    A Monthly report on all customer including contact information

THE FOLLOWING ADMINISTRATION SERVICES ARE AVAILABLE AT EXTRA CHARGE:
- Customized reports in hard copy or specialized format such as Quickbooks or MS Access
- Integration with Transaction Processing systems such as CyberCash or Open Market Transact
-    Integration with a fulfillment system
-    Integration with customer's ad serving system
-    Private Labeled AuctionWatch Desktop
- Auction administration training (Admin access is not provided as part of base service)

THE FOLLOWING OPENSITE AUCTION SOFTWARE COMPONENTS ARE PROVIDED AS PART OF THE CONCIERGE AUCTION SERVICES:
- Single auction type auction with multiple categories and sub categories as agreed upon in Specifications
-    Bidder registration
-    AuctionWatch features
-    Bidding Activity Feature
-    New Item Listings
-    Winners Listing
-    Activate Hot Item Component
-    Activate OpenSite Search Engine
-    Activate Category Watch Module
-    Dynamic Paging

THE FOLLOWING OPENSITE AUCTION SOFTWARE COMPONENTS MAY BE ADDED AT EXTRA CHARGE:
-    AuctionRate(TM) Component
-    Banner Ad Module
-    Classified Ads Module
-    Online Store Module
-    Sellers Module
-    Multiple Auction Types
-    Private Auction Module
-    Custom Security Features

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
                                   EXHIBIT C
                        Specifications for Auction Site

                   [To Be Completed After the Effective Date]



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
                                   EXHIBIT D
                              DEVELOPMENT SCHEDULE



                   [To Be Completed After the Effective Date]





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
                                   EXHIBIT E
             STANDARD FEES AND HOURLY RATES FOR CUSTOM DEVELOPMENT




                                   10 of 11

                                   EXHIBIT F
                               AUCTION SITE FEES

ONE-TIME SETUP FEE         $2,500

The One-time Setup Fee is for services provided by OpenSite regarding initial installation and implementation of the Auction Site.

MONTHLY FEE SCHEDULE

NUMBER OF HELD AUCTIONS           MONTHLY LICENSE FEE
-----------------------           -------------------
001-500                                 *$2,500
501-1,500                                $4,000
1,501-2,500                              $6,500
Each Additional 1,000 Auctions           $1,000

*Minimum Monthly Fee


ADDITIONAL SERVICES
-------------------------------------------------------------
[ ] Seller's Module                          $1,500 per month
-------------------------------------------------------------
[ ] OEM version of Auction Watch Desktop    $10,000 one time
                                            customization fee
                                            $1.00 per copy
                                            license fee.
-------------------------------------------------------------
[ ]
-------------------------------------------------------------
[ ]
-------------------------------------------------------------

PAYMENT TERMS

The Client shall pay to OpenSite the Minimum Monthly Fee for the first month of the contract, plus the One-time Setup Fee and any completed Custom Development Fees in advance of the first day of the Auction Site going live. If the number of Held Auctions during the prior month exceeds the Minimum Monthly Fee for which the Client has paid in advance, the Client shall pay an additional fee equal to the difference between the Minimum Monthly Fee and the applicable fee due based on the number of Held Auction. The Minimum Monthly Fee and any additional fees are due within 10 days of receiving the prior months auction results from OpenSite. For the purposes of this Agreement, a "Held Auction" shall mean any auction that opens on the Auction Site, whether or not that auction receives any bids or results in any winners.

FEES DUE PRIOR TO LAUNCH OF AUCTION SITE:

Initial Fee $3,000.00




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